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EXECUTION COPY

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

          This Amended and Restated Registration Rights Agreement ("Agreement") is made this 14th day of September, 1999, by and among TECHIES.COM INC., a corporation incorporated under the laws of the State of Minnesota (the "Company"), ZDNet, a division of ZD Inc., a corporation incorporated under the laws of the State of Delaware ("ZDNET"), along with certain other purchasers of the Company's Series B Preferred Stock from and after the date hereof (collectively with any person(s) who execute the Joinder, the "Series B Investors"), and certain holders of the Company's Series A Preferred Stock (the "Series A Investors") who are parties to a previous Registration Rights Agreement dated as of April 30, 1999 (the "Original Agreement") (collectively, the Series A Investors and the Series B Investors are hereinafter referred to as the "Investors").

                                    RECITALS:

          The Company and the Series B Investors have entered into a Series B Preferred Stock Purchase Agreement (the "Series B Purchase Agreement"), under which those investors have agreed to purchase shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), which shares are convertible into the Company's Common Stock, par value $.01 per share ("Common Stock");

          Certain Series A Investors, pursuant to a Series A Stock Purchase Agreement dated as of April 30, 1999 (the "Series A Purchase Agreement") have previously purchased shares of the Company's Series A Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), which shares are convertible into Common Stock and those investors, together with the Series A Investors who executed a joinder, received registration rights pursuant to the Original Agreement (collectively, the Series A Preferred Stock and the Series B Preferred Stock is hereinafter referred to as the "Preferred Stock");

          The Series A Investors desire to terminate the Original Agreement in exchange for the rights and obligations contained in this Agreement; and

          As an inducement for the Series B Investors to purchase the shares of Preferred Stock and for the Series A Investors to terminate the Original Agreement and enter into this Agreement, the Company has agreed to provide to the Investors certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), with respect to the shares of the Common Stock issuable upon conversion of such shares of Preferred Stock.

                                   AGREEMENT:

          The parties hereto hereby covenant and agree as follows:

          1.   REGISTRATION RIGHTS.

               1.1  CERTAIN DEFINITIONS.


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               As used in this Agreement, the following terms shall have the following respective meanings:

                    (a) "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    (b) "Commission" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                    (c) "Holder" or "Holders" means individually or collectively, any holder or holders, as the case may be, and Affiliates thereof, of outstanding Registrable Securities, but only if such holder or holders is (i) an Investor or an assignee or transferee of an Investor's registration rights as permitted by Section 3 below or (ii) any original holder or holders of Preferred Stock who is not an Investor under the Series A Purchase Agreement or Series B Purchase Agreement and who executes a Joinder to this Agreement pursuant to
Section 4 below. In the case of Omega (as defined below), any reference to Omega as a Holder shall include each and every Person included in such definition of Omega.

                    (d) "Fully Diluted Basis" means the total number of shares of stock outstanding and entitled to vote calculated after assuming the conversion of all Preferred Stock into shares of Common Stock and the exercise of all warrants and options to purchase Common Stock.

                    (e) "Omega" means any of Omega Venture Partners, Omega Bayview, L.L.C., Crossover Fund II, L.P., Omega Ventures III, L.L.C., and RS & Co. Offshore Omega Ventures III or any other fund managed by a general partner or manager, as the case may be, of any of the designated funds or an Affiliate thereof.

                    (f) "Person" means an individual, a partnership, a corporation, limited liability company, an association, a joint stock company, a trust, a joint venture, any other form of business organization, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

                    (g) "Requesting Holder(s)" means: (i) the Holders of Series A Preferred Stock or Registrable Securities issued upon conversion of the Series A Preferred Stock (A) whose ownership in the Company, with respect to each such Holder, on a Fully Diluted Basis is more than 5 percent (5%) as of the date hereof and (B) who own, collectively, more than fifty percent (50%) of the Common Stock then issued and issuable upon conversion of the Series A Preferred Stock held by such Holders (such Requesting Holder(s), the "Group Requesting Holders") or (ii) if the Company has a Registered class of capital stock, Omega.

                    (h) The terms "Register", "Registered" and "Registration" means a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering by the Commission of the effectiveness of such Registration Statement.

                    (i) "Registrable Securities" means the shares of Common Stock then issued and issuable (i) upon conversion of the Preferred Stock and any securities issued as a dividend or other distribution with respect to such Preferred Stock and such Common Stock, or in


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exchange or replacement of such stock held by a Holder and (ii) for purposes of
Section 1.3 below only, upon the exercise of the Warrants identified on Schedule
2.15 to the Series B Purchase Agreement and securities issued as a dividend or other distribution with respect to the Common Stock issuable upon the exercise of such Warrants in accordance with their terms, or in exchange or replacement of such Warrants. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act,
(iii) following the Company's initial public offering of its Common Stock, such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of such securities shall not require registration or qualification under the Securities Act or any state securities or "blue sky" law then in force, or (iv) such securities shall have ceased to be outstanding.

                    (j) "Registration Expenses" shall mean all expenses incurred by the Company in connection with the Registration of the Registrable Securities under Section 1 hereof, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such Registration, and, with respect to a Registration pursuant to Section 1.2 or 1.4 hereof only, the reasonable fees and expenses of one counsel chosen by the Holders requesting such Registration.

                    (k) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

               1.2 DEMAND REGISTRATION. If at any time after: (a) April 30, 2003 or (b) one hundred eighty (180) days following the effective date of an initial public offering of the Company's securities, the Company shall receive a written request from the Requesting Holder(s), to register all or a part of the Registrable Securities, the Company shall promptly give written notice of such proposed registration to all record Holders of Registrable Securities. The Holders shall have the right, by giving written notice to the Company within twenty (20) days from receipt of the Company's notice, to elect to have included in such registration such of their Registrable Securities as such Holders may request in such notice of election. Thereupon, the Company shall, as promptly as practicable, but in no event later than forty five (45) days after the date on which the request for registration was given to the Company, prepare and file with the Commission a Registration Statement sufficient to permit the public offering and sale of such Registrable Securities, and will use generally understood to be best efforts in the context of registration rights agreements through its officers, directors, auditors and counsel to cause such Registration Statement to become effective as promptly as practicable and to maintain the effectiveness thereof for at least one hundred eighty (180) days. The Company shall be obligated to file no more than two demand Registration Statements requested by the Requesting Holders pursuant to this Section 1.2. A Registration Statement will not count as one of the two permitted demand Registrations under this Section 1.2 until it has become effective or if, in connection with such Registration, at least seventy-five percent (75%) of the number of Registrable Securities for which Registration has been requested are Registered. For the purposes of this Section 1.2, the Group Requesting Holders and Omega shall each have a right to demand one of the two demand


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Registrations, and such right will be deemed exercised and extinguished if the demand made by the applicable Requesting Holder(s) is deemed exercised pursuant to this Section.

               1.3  "PIGGY-BACK" REGISTRATION RIGHTS.

                    (a) If the Company proposes to Register (including for this purpose a Registration effected by the Company for its own account and/or for shareholders other than the Holders) any of its stock or other securities under the Securities Act (other than pursuant to Form S-8 or any other registration relating to employee benefit plans or a registration relating solely to a transaction subject to Rule 145 under the Securities Act or a registration on any form which does not permit secondary resales) (collectively, a "Non-Participatory Registration Form"), in connection with the Registration of such securities of the Company, the Company shall, at each such time, promptly give the Holders written notice of such Registration. Upon the written request of any Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the following provisions, cause to be included in such Registration all of the Registrable Securities that such Holder has requested to be included.

                    (b) The Company shall have the right to terminate or withdraw any Registration initiated by it under Section 1.2(a) prior to the effectiveness of such Registration whether or not any Holder has elected to include securities in such Registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with the terms of this Agreement.

                    (c) In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.2(a) to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters) and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities requested by Holders to be included in such offering, exceeds the amount of securities sold other than by the Company or that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned PRO RATA among the selling Holders according to the total amount of Registrable Securities requested to be included therein by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall the amount of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total amount of the securities included in such offering, unless such offering is the initial public offering of the Company, in which case the selling Holders may be excluded if the underwriters of such initial public offering make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder that is a Holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder," and any PRO RATA reduction with respect to such "selling Holder" shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals.


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               1.4  REGISTRATIONS ON FORM S-3. After the Company shall have concluded the sale of its securities pursuant to a Registration of its initial public offering (which for purposes hereof shall include any Registrable Securities sold pursuant to Section 1.2 above), at such time as the Company shall have qualified for the use of Form S-3 or any similar form or forms promulgated by the Commission, each Holder shall have the right to request, at any time and from time to time, Registration of the Holder's Registrable Securities on Form S-3 (which request or requests shall be in writing, shall specify the Registrable Securities intended to be sold or disposed of by each Holder, and shall state the intended method of disposition of such Registrable Securities by each Registration or Registrations on Form S-3), if the total anticipated market value of such Registrable Securities is at least $500,000. No registration pursuant to this Section 1.4 shall count as the exercise of a demand registration right for the Series A Investors pursuant to Section 1.2 above.

               1.5 RIGHT TO DELAY. The Company shall not be obligated to effect the filing of a Registration pursuant to Sections 1.2 or 1.4 above, as the case may be:

                    (a) For one hundred eighty (180) days from the date of a request made by the Requesting Holders pursuant to Section 1.2 above, if the
Company: (i) does not have a Registered class of capital stock, and (a) elects to so delay such Registration in its sole discretion; PROVIDED, HOWEVER, that the Company may exercise this right to delay only once.

                    (b) During the period starting with the date ninety (90) days prior to the Company's estimated date of filing of, and ending on a date one hundred eighty (180) days following the effective date of, a Registration Statement pertaining to an initial public offering of securities for the account of the Company, provided that the Company is actively employing in good faith all reasonable efforts to cause such Registration Statement to become effective and that, in the good faith judgment of the Company's underwriter for an underwritten offering or the Company's Board of Directors for a non-underwritten offering, an offering of the Holder's Registrable Securities pursuant to such a Registration Statement would interfere with the successful marketing (including pricing) of the securities to be included in the Company's proposed Registration; PROVIDED, HOWEVER, that the Company shall file such Registration as promptly as practicable following one hundred eighty (180) days after the effective date of the Registration Statement pertaining to an initial public offering of securities for the account of the Company.

                    (c) For ninety (90) days from the date of a request made by the Holders pursuant to Sections 1.2 or 1.4 above, if in the good faith judgment of the Board of Directors of the Company such Registration would (i) adversely affect a material proposed or pending acquisition, merger, or similar corporate event to which the Company is or expects to be a party or (ii) otherwise be materially detrimental to the Company; PROVIDED, HOWEVER, that the Company may exercise this right to delay only once in any 12-month period.

               1.6 BLUE SKY. In the event of any Registration pursuant to this Agreement, the Company will exercise generally understood to be best efforts in the context of Blue Sky registrations to Register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders for the distribution of such securities; PROVIDED, HOWEVER, that the Company shall not be required to qualify to do business, or to subject itself to taxation in any state or jurisdiction in which it is not now qualified. The Company will furnish to the


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Holders written advice of its counsel with respect to registration or exemption of such Registrable Securities in such jurisdictions.

               1.7 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with a Registration pursuant to this Agreement shall be borne by the Company. All Selling Expenses with respect to Registrable Securities included in such Registration shall be borne by the Holders requesting such Registration.

               1.8  REGISTRATION PROCEDURES.

                    (a) ADVICE BY COMPANY. The Company will keep the Holders advised as to the initiation and completion of any Registration. At its expense the Company will (i) use generally understood to be best efforts in the context of registration rights agreements to keep such Registration effective for at least one hundred eighty (180) days after the effective date of the Registration Statement in the case of a Registration on other than a Form S-3 and, in the case of any Registration on Form S-3, until the earlier of (A) the date on which the Holder has completed the distribution described in the Registration Statement or (B) the date such securities are no longer Registrable Securities; and (ii) furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Holders from time to time may reasonably request.

                    (b) AMENDMENTS. The Company will promptly prepare and file with the Commission such amendments and prospectus supplements, including post-effective amendments, to the Registration Statement as the Company determines may be necessary or appropriate, and use its best efforts to have such post-effective amendments declared effective as promptly as practicable; cause the related prospectus to be supplemented by any prospectus supplement, and as so supplemented, to be filed with the Commission; and notify the Holders of any securities included in such Registration Statement and the underwriter thereof, if any, promptly when a prospectus, any prospectus supplement or post-effective amendment must be filed or has been filed and, with respect to any post-effective amendment, when the same has become effective.

                    (c) UNDERWRITTEN OFFERINGS. The Holders requesting a Registration under Sections 1.2 or 1.4 above shall have the right to select a nationally recognized underwriter(s) for such Registration provided that such underwriter(s) is acceptable to the Company, such acceptance not to be unreasonably withheld. In connection with an underwritten offering in which the Registrable Securities are included, at the request of the relevant Holders, on the date or dates that such items are customarily provided, the Company will (i) furnish (A) an opinion, dated as of the relevant date, of the independent counsel representing the Company for the purposes of such Registration, addressed to the underwriter(s), in a customary form and covering matters of the type customarily covered in such legal opinions and such other legal matters with respect to the Registration in respect of which such opinion is being given as such underwriter(s) may reasonably request; and (B) a comfort letter dated as of the relevant date, from the independent certified public accountants of the Company addressed to the underwriter(s) in a customary form and covering matters of the type customarily covered by such comfort letters and such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the Registration in respect of which such letter is being given as such underwriter(s) may reasonably request; and (ii) with such Holders, enter into customary agreements (including an underwriting agreement in


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customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities.

               1.9 INFORMATION FURNISHED BY HOLDERS. It shall be a condition precedent to the Company's obligations under this Agreement that the Holders furnish to the Company in writing such information regarding the Holders and the distribution proposed by the Holders as the Company may reasonably request.

               1.10 INDEMNIFICATION.

                    (a) COMPANY'S INDEMNIFICATION OF THE HOLDERS. The Company will indemnify the Holders, each of their respective officers, directors and partners, and each person controlling the Holder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, with respect to which Registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter (as defined under the Securities Act), if any, and each of its officers, directors, constituent partners, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claim, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or any related Registration Statement incident to any such Registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration; and the Company will reimburse the Holders, each such underwriter and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that the indemnity contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld or delayed); and PROVIDED, FURTHER, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder and stated to be specifically for use in Registration Statement used in connection with the offering of securities of the Company.

                    (b) HOLDER'S INDEMNIFICATION OF COMPANY. Each Holder will, if Registrable Securities held by the Holder are included in the securities as to which a Registration is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a Registration Statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against all claims, losses, damages and liabilities (or actions in respect hereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Company, such directors, officers, partners, persons, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission


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(or alleged omission) is made in such Registration Statement or prospectus in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use in the Registration Statement used in connection with the offering of securities of the Company; provided, however, that the Holder's liability under this Section 1.10(b) shall not exceed such Holder's proceeds from the offering of Registrable Securities made in connection with such Registration.

                    (c) INDEMNIFICATION PROCEDURE. Promptly after receipt by an indemnified party under this Section 1.10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.10, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but (assuming the indemnifying party has assumed the defense of the relevant action as aforesaid) the fees and expenses of such counsel shall be the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, in which case, if the indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, as the case may be, it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for the indemnifying party and all indemnified parties, which counsel shall be designated in writing by the Holder. If the indemnifying party withholds consent to a settlement or proposed settlement by the indemnified party, it shall acknowledge to the indemnified party its indemnification obligations hereunder.

                    (d) CONTRIBUTION. If the indemnification provided for in this Section 1.10 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such


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party in connection with investigating or defending any action, suit, proceeding or claim. In no event shall the amount of any such contribution payable by a Holder exceed the amount payable by the Holder under Section 1.10(b) hereunder.

               1.11 RULE 144 EXCEPTIONS. The Company shall not be obligated under Sections 1.2, 1.3, or 1.4 above to Register or include in any Registration Statement any Registrable Securities if the Company shall furnish the Holders requesting such Registration a written opinion of counsel to the Company reasonably satisfactory to such Holders, that all Registrable Securities may be publicly offered, sold and distributed without Registration under the Securities Act within a single 90 day period pursuant to Rule 144 promulgated under the Securities Act.

               1.12 LOCKUP AGREEMENT.

                    (a) Each Investor agrees in connection with any Registration of the Company's securities, upon the request of the underwriter(s) managing that offering, not to sell, make any short sale of, pledge, grant any option for the purchase of or otherwise dispose of any Registrable Securities (other than those included in the Registration) without the prior written consent of the Company during the seven (7) days prior to and during the one hundred eighty (180) day period beginning on the effective date of such Registration, as the Company or the underwriter(s) may specify.

                    (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and during the one hundred eighty (180) day period beginning on the effective date of any Registration Statement related to an underwritten offering pursuant to which Registrable Securities are to be sold (except as part of such underwritten Registration or pursuant to Registrations on a Non-Participatory Registration Form or any successor form), unless the underwriters managing the Registered public offering otherwise agree, and (ii) to use generally understood to be best efforts in the context of registration rights agreements to cause each holder of at least five percent (5%) (on a Fully-Diluted Basis) of its equity securities, purchased from the Company at any time prior to or after the date of this Agreement (other than in a Registered public offering), to agree not to effect any sale or distribution of any such securities during such period (except as part of such underwritten Registration, if otherwise permitted), unless the underwriters managing the Registered public offering otherwise agree.

               1.13 COMMON STOCK OF BILLIE C. WORTHEN.

                    (a) Notwithstanding anything herein to the contrary, at such time as the Company shall propose to Register or shall be obligated to Register pursuant to Section 1.2 above any shares of the Company's Common Stock in connection with a public offering of such shares of Common Stock, the Company shall, at the option of Billie C. Worthen ("Worthen") and subject to approval of the lead underwriter in such offering, Register up to an aggregate of 321,428 shares of Common Stock (subject to adjustment pursuant to stock splits, stock combinations or stock dividends to which such shares of Common Stock may be entitled) held of record by Worthen (the "Worthen Shares").

                    (b) Notwithstanding anything herein to the contrary, if any portion of the Worthen Shares is not Registered pursuant to Section 1.13(a) above, such shares


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shall continue to be deemed Registrable Securities and Worthen shall be deemed a
Holder for all purposes of Section 1.3 above. The Worthen Shares shall continue to be deemed Registrable Securities and Worthen shall continue to be deemed a Holder for all purposes of Section 1.3 above until such time as all of the Worthen Shares shall be Registered.

          2. COVENANTS OF THE COMPANY. In connection with the Registration of the Registrable Securities pursuant to this Agreement, the Company agrees to:

               2.1 Notify the Holders, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall use generally understood to be best efforts in the context of registration rights agreements to promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

               2.2 Notify the Holders (or in the event of an underwritten offering, the managing underwriter(s)) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

               2.3 Permit a single firm or counsel, designated by the Holders who hold Registrable Securities to be included in the Registration, to review at such Holder's expense (but subject to the Company's obligation to pay the Registration Expenses pursuant to Section 1.6 above) the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing, and shall not file any document in a form to which such counsel reasonably objects.

               2.4 Make available for inspection by any Investor that holds Registrable Securities to be included in the Registration, any underwriters participating in the offering pursuant to the Registration Statement and the counsel, accountants or other agents retained by the Holder at such Holder's expense (but subject to the Company's obligation to pay the Registration Expenses pursuant to Section 1.7 above) or any such underwriter, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Holder or any such underwriters in connection with the Registration Statement (subject to any reasonable requirements imposed by the Company to preserve the confidentiality of such information).

               2.5 If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange if the listing of such Registrable Securities is then permitted under the rules of such exchange, or if the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the quotation of the Common Stock on Nasdaq.

               2.6. Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Holder or any underwriter may reasonably request.

               2.7 Take all other actions reasonably necessary to expedite and facilitate disposition by the Holder of the Registrable Securities pursuant to the Registration Statement.

               2.8 With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without Registration, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public PROVIDED, HOWEVER, that the Company may continue to rely on, and enjoy the benefits of, the provisions of Rule 12b-25 promulgated under the Exchange Act;

                    (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) furnish to the Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration.

          3. TRANSFER OF REGISTRATION RIGHTS. Subject to the provisions hereunder, provided that the Company is given written notice by such Holder at the time of such transfer stating the name and address of the transferee and identifying the Registrable Securities being transferred, the Registration rights under Section 1 hereof may be transferred (i) to any Affiliate of such Holder or to another Holder or (ii) to any other person or entity acquiring the lesser of (a) at least 20% of the transferring Holder's aggregate Registrable Securities initially purchased under the Series A Purchase Agreement and/or the Series B Purchase Agreement, or (b) all of such Holder's Registrable Securities. Any transferee to whom rights under Section 1 hereof are transferred shall, as a condition to such transfers deliver to the Company a written instrument by which such transferee agrees to be bound to the obligations imposed upon the Holders under this Agreement and any such transfer shall comply with all provisions of the Shareholders Agreement dates as of the date hereof among the shareholders of the Company named therein.

          4. JOINDER. If, pursuant to the terms of the Series B Purchase Agreement, the Company shall issue and sell any shares of Series B Preferred Stock to any Investors (as such term is defined in such Series B Purchase Agreement), each such Investor may, at his/her or its option, execute a Joinder to this Agreement in the form attached hereto as EXHIBIT A and thereupon shall be deemed a "Holder" hereunder and shall be bound by all provisions of this Agreement.

          5.   AMENDMENT OR ORIGINAL AGREEMENT. The parties to this
Agreement hereby agree that the Original Agreement is amended and restated herein in its entirety and that the Original Agreement is hereby terminated and shall be of no further force and effect after the execution of this Agreement.

          6.   MISCELLANEOUS.

               6.1 NOTICES. Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at 7101 Metro Boulevard, Edina, Minnesota 55439, Attention:
Chief Financial Officer; and (ii) if to the Investors, as provided in SCHEDULE A hereto.

               6.2 WAIVER. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, will not operate as a waiver thereof. No waiver will be effective unless and until it is in writing and signed by the party giving the waiver.

               6.3 GOVERNING LAW. This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Minnesota. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statue or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

               6.4 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a writing executed by the Company and the Holders owning more than fifty percent (50%) of all of the Registrable Securities, provided that this Agreement may be amended with the consent of the holders of less than all of the Registrable Securities only in a manner which applies to all such holders in the same fashion. Any amendment or waiver effected in accordance with this Section 6.4 shall be binding upon the Holders and the Company.

               6.5 LIMITATIONS ON GRANT OF REGISTRATION RIGHTS. The Company shall not grant registration rights to any other holder of the Company's capital stock except if such rights are expressly subordinate and subject to the rights granted to the Holders hereunder.

               6.6 COUNTERPARTS. This Registration Rights Agreement may be executed in multiple counterparts and/or by facsimile, all of which together shall constitute one instrument.

                  IN WITNESS WHEREOF, this Agreement has been executed as of the date and year first above written.

                                            TECHIES.COM INC.

                                            By:_________________________________
                                                  Name:
                                                  Title:

                                            By:_________________________________
                                                  Name:
                                                  Title:

                                            By:_________________________________
                                                  Name:
                                                  Title:

                                    EXHIBIT A

                                     JOINDER

               THIS JOINDER is made as of this ___ day of ______, 1999 by _____________ ("Joining Holder").

          1. On the date hereof, the Joining Holder is purchasing from techies.com inc., a Minnesota corporation (the "Company"), ____________ shares of the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") pursuant to the Series B Preferred Stock Purchase Agreement dated September 14, 1999.

          2. In connection with the purchase of Series B Preferred Stock by the Joining Holder, the Joining Holder and the Company desire for the Joining Holder to become bound by the terms of that certain Registration Rights Agreement dated as of September 14, 1999 (the "Registration Rights Agreement") by and among the Company and the Investors (as defined in the Registration Rights Agreement).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Joining Holder agrees as follows:

          The Joining Holder hereby agrees, for himself and his successors and assigns, to be bound by the terms and provisions of the Registration Rights Agreement, as though he executed the Registration Rights Agreement as of the date hereof. The Joining Holder acknowledges and agrees that all references in the Registration Rights Agreement to "Holder" or "Holders" shall include the Joining Holder and that the Joining Holder shall be deemed a "Holder" for all purposes of the Registration Rights Agreement.

          IN WITNESS WHEREOF, the Joining Holder has executed this Joinder as of the day and year first above written.


                                            -------------------------------
                                             (Name of Individual or Entity)

                                          ------------------------------------
                                          (Signature and Title, if applicable)

WITNESS:


--------------------------


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